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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                    SEPTEMBER 29, 1997 (SEPTEMBER 29, 1997)


                          THE MORNINGSTAR GROUP INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                     0-19075                           75-2217488
---------------         ------------------------             -------------------
(STATE OR OTHER         (COMMISSION FILE NUMBER)                (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


                         5956 SHERRY LANE, SUITE 1500
                              DALLAS, TEXAS 75225
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 360-4700



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ITEM 5.  OTHER EVENTS.

         (a) On September 29, 1997, Suiza Foods Corporation ("Suiza") and The Morningstar Group Inc. ("Morningstar") announced that they had signed a definitive agreement to merge (the "Merger"). The Press Release announcing the signing is filed herewith as Exhibit 99.1.

         (b) On September 29, 1997, Suiza and Morningstar will hold an investor and analyst meeting relating to the Merger. Filed herewith as
Exhibit 99.2 are the presentation materials to be used at the meeting (the "Presentation Materials").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

         99.1    Press Release dated September 29, 1997, relating to the
                 Merger.

         99.2 Presentation Materials to be used at an investor and analyst meeting relating to the Merger.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  September 29, 1997                 THE MORNINGSTAR GROUP INC.



                                                By: /s/ Joseph B. Armes
                                                   -----------------------------
                                                    Joseph B. Armes
                                                    Vice President and General
                                                    Counsel



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                               INDEX TO EXHIBITS

Exhibit
Number                            Description
------                            -----------
99.1         Press Release dated September 29, 1997, relating to the Merger.

99.2 Presentation Materials to be used at an investor and analyst meeting relating to the Merger.